EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 4 to the Annual Report of Jingbo Technology, Inc. (the “Company”) on Form 10-K for the year ended February 29, 2024 (the “Report”), I, Zhang Guowei, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 6, 2025	By:	/s/ Zhang Guowei
Zhang Guowei
Chief Executive Officer (Principal Executive Officer)